Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated September 6, 2019 to the
Statutory Prospectus and Statement of Additional Information
dated February 28, 2019, as supplemented

Effective September 4, 2019, Michael J. Winter no longer serves as a Portfolio Manager to the Otter Creek Long/Short Opportunity Fund and is no longer employed by Otter Creek Advisors. Accordingly, all references to Michael J. Winter in the Statutory Prospectus and Statement of Additional Information are deleted.

Please retain this Supplement with the Prospectus and Statement of Additional Information.